UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023

Apeiron Capital Investment Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41030	86-1963522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Federal Street, Suite 875

Boston, Massachusetts 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 279-0045

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	APNU	None

Shares of Class A common stock included as part of the units	APN	None

Redeemable warrants included as part of the units	APNW	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934 (“Exchange Act”). ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

This section describes the material provisions of the Business Combination Agreement (as defined below), but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Shareholders of Apeiron Capital Investment Corp. and other interested parties are urged to read the Business Combination Agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below have the meanings given to them in the Business Combination Agreement.

General Terms and Effects

On March 8, 2023, Apeiron Capital Investment Corp., a Delaware corporation (“Apeiron”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with GIO World Health, Limited, a private company formed under the laws of England and Wales (“GIO”); Apeiron Capital Sponsor, LLC, a Delaware limited liability company, in the capacity as Purchaser Representative (solely for purposes of certain sections of the Business Combination Agreement); certain shareholders of GIO party thereto holding an aggregate of 98.703% of the issued and outstanding ordinary shares of GIO (the “Signing Sellers” and together with any additional shareholders of GIO who become a party to the Business Combination Agreement thereafter by signing a joinder agreement after the effectiveness of the registration statement for the transaction but prior to the Closing, the “Sellers”); and Deven Patel, in the capacity as representative of the Sellers for purposes of certain sections of the Business Combination Agreement (the “Seller Representative”). The transactions contemplated by the Business Combination Agreement, including the issuance of Apeiron securities thereunder, are referred to herein as the “Business Combination” or the “Transaction.”

Pursuant to the Business Combination Agreement, at the effective time of the Transaction (the “Effective Time”), the Sellers will sell to Apeiron, and Apeiron will purchase from the Sellers, all of the capital shares of GIO owned by the Sellers (the “Purchased Shares”) in exchange for newly issued shares of Apeiron Class A common stock, par value $0.0001 per share (the “Apeiron Class A Common Stock”). Any GIO options, warrants and other convertible securities outstanding and not converted prior to the closing of the Transaction (the “Closing”) will be terminated as of the Closing.

Business Combination Consideration

Pursuant to the terms of the Business Combination Agreement, the consideration to be delivered to the holders of GIO ordinary shares in connection with the Transaction (the “Consideration”) will be a number of newly issued shares of Apeiron Class A common stock, par value $0.0001 per share (the “Apeiron Class A Common Stock”), with an aggregate value equal to $250.0 million multiplied by a percentage (the “Purchased Share Percentage”) equal to (i) the total number of Purchased Shares, divided by (ii) the total number of issued and outstanding capital shares of GIO.

In addition to the Consideration deliverable at the Closing, after the Closing, certain of the Sellers (the “Earnout Sellers”) will be entitled to receive from Apeiron additional shares of Apeiron Class A Common Stock in an amount up to 54,000,000 shares multiplied by the Purchased Share Percentage (the “Earnout Shares”) in the event certain metrics are satisfied during the period commencing on the Effective Time and ending on the fifth anniversary of the Closing Date (as defined in the Business Combination Agreement) (the “Earn-Out Period”). Specifically:

•	in the event that, and upon the date during the Earn-Out Period on which, the volume-weighted average trading price of Apeiron Class A Common Stock on the principal securities exchange or securities market on which such shares are traded for any twenty trading days within any thirty consecutive trading day period (the “Trading Price”) is greater than or equal to $12.50, the Earnout Sellers will be entitled to receive an aggregate of 15,000,000 Earnout Shares multiplied by the Purchased Share Percentage;

•	in the event that, and upon the date during the Earn-Out Period on which, the Trading Price is greater than or equal to $15.00, the Earnout Sellers will be entitled to receive an aggregate of 18,000,000 additional Earn-Out Shares multiplied by the Purchased Share Percentage; and

•	if, at any time during the Earn-Out Period and upon the date on which, the Trading Price is greater than or equal to $17.50, the Earnout Sellers will be entitled to receive an aggregate of 21,000,000 additional Earn-Out Shares multiplied by the Purchased Share Percentage.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of each of Apeiron, GIO and the Sellers that are reasonably customary for similar transactions and that include certain qualifications and customary exceptions, as applicable. Additionally, many of the representations and warranties are qualified by specified exceptions or qualifications contained in the Business Combination Agreement, by information provided pursuant to certain disclosure schedules to the Business Combination Agreement, or by reference to materiality, Material Adverse Effect, or similar qualifiers. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (i) the business, assets, liabilities, results of operations, prospects or condition (financial or otherwise) of such person and its subsidiaries, taken as a whole, or (ii) the ability of such person or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Business Combination Agreement or the ancillary documents to which it is a party or bound or to perform its obligations thereunder.

No Survival

The representations and warranties of the parties contained in the Business Combination Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Covenants of the Parties

The Business Combination Agreement includes customary covenants of the parties with respect to, among others things, (i) operation of their respective businesses prior to consummation of the Business Combination and efforts to satisfy conditions to consummation of the Business Combination, (ii) access to information, (iii) cooperation in the preparation of the registration statement on Form S-4 (the “Registration Statement”) which Apeiron is expected to file with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Business Combination and (iv) obtaining all requisite approvals of each party’s respective stockholders. Additionally, each of Apeiron, GIO and the Sellers has agreed not to solicit or enter into a competing alternative transaction in accordance with customary terms and provisions set forth in the Business Combination Agreement.

The Business Combination Agreement also provides that prior to the Closing, GIO shall:

•	use its reasonable best efforts to cause Deven Patel and Dr. Anand Srivastava to sign new employment agreements with Apeiron on terms reasonably acceptable to Apeiron and GIO (the “Employment Agreements”), to be effective as of Closing;
•	negotiate in good faith a supply agreement with Apeiron and an entity affiliated with Deven Patel and Dr. Anand Srivastava (“Supplier”), in form and substance reasonably acceptable to Apeiron, to be effective as of Closing (the “Supply Agreement”), pursuant to which the Supplier will provide GIO and its subsidiaries up to an aggregate of $13.5 million worth of the Supplier’s stem-cell cosmetics serum for a period of four years after the Closing (with $500,000 worth of such serum provided immediately after the Closing) at GS’s direct variable cost per unit (without markup) plus delivery costs, which may be paid at the election of Apeiron either in cash or in shares of Apeiron Class A Common Stock; and

•	amend certain agreements relating to GIO’s intellectual property and corporate administration (the “Company Restructuring”).

Conditions to Closing

Each party’s obligation to consummate the Business Combination is conditioned upon, among other things, (i) approval by Apeiron stockholders of the Business Combination and related transactions and matters, (ii) the expiration or termination of waiting periods under applicable anti-trust laws, (iii) all consents required to be obtained from or made with any governmental authority having been obtained or made, (iv) certain third party consents having been received, (v) no governmental authority having enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) or order that is then in effect and which has the effect of making the transactions or agreements contemplated by the Business Combination Agreement illegal or which otherwise prevents or prohibits consummation of the transactions contemplated thereby, (vi) unless an amendment to Apeiron’s organization documents is approved by its shareholders to remove such requirement, which will be requested by Apeiron in the proxy statement to approve this transaction, Apeiron having at least $5,000,001 of net tangible assets either immediately prior to or upon consummation of the Business Combination, (vii) Apeiron adopting certain amendments to its organizational documents, (viii) the members of the post-Closing board of directors of Apeiron having been elected or appointed as of the Closing consistent with the requirements of the Business Combination Agreement; (ix) the Registration Statement having become effective in accordance with the provisions of the Securities Act of 1933, as amended and (x) the shares of Apeiron Class A Common Stock to be issued in the Business Combination having been listed for trading on a national securities exchange.

In addition, Apeiron’s obligation to consummate the Business Combination is conditioned upon, among other things, (i) the representations and warranties of the Company and the Sellers being true and correct on and as of the Closing Date as if made on the Closing Date (subject to certain exceptions and an overall “Material Adverse Effect” standard), (ii) the Company, the Sellers and the Seller Representative having performed in all material respects all of their respective obligations and complied in all material respects with all of their respective agreements and covenants under the Business Combination Agreement to be performed or complied with by them on or prior to the Closing Date, (iii) no Material Adverse Effect having occurred with respect to GIO and its subsidiaries since the date of the Business Combination Agreement, which Material Adverse Effect is continuing and uncured, (iv) Apeiron having received certificates or other confirmation from GIO regarding certain GIO corporate matters and (v) the completion of the Company Restructuring, (vi) execution of the Employment Agreements, (vii) execution of the Supply Agreement and (viii) termination of certain GIO contracts.

In addition, the obligation of the Company and the Sellers to consummate the Business Combination is conditioned upon, among other things, (i) the representations and warranties of Apeiron being true and correct on and as of the Closing Date as if made on the Closing Date (subject to certain exceptions and an overall “Material Adverse Effect” standard), (ii) Apeiron having performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under the Business Combination Agreement to be performed or complied with by it on or prior to the Closing Date, (iii) the absence of any Material Adverse Effect with respect to Apeiron since the date of the Business Combination Agreement which is continuing and uncured, (iv) execution of the Seller Registration Rights Agreement (as described below), and (v) GIO and the Sellers having received certificates or other confirmation from Apeiron regarding certain Apeiron corporate matters

Termination

The Business Combination Agreement may be terminated at any time prior to the Effective Time by either Apeiron or GIO if the Business Combination and related transactions are not consummated on or before August 14, 2023 (the “Outside Date”), provided that Apeiron may extend the Outside Date for an additional period equal to the shorter of (i) three additional months, (ii) the period ending on the last date for Apeiron to consummate its Business Combination pursuant to such extension (giving effect to any additional extensions for which Apeiron does not need the consent of its stockholders) or (iii) such other date as determined by Apeiron.

The Business Combination Agreement may also be terminated under certain other customary and limited circumstances at any time prior the Closing, including, among other reasons (i) by mutual written consent of Apeiron and GIO, (ii) by written notice by either Apeiron or GIO if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement, and such order or other action has become final and non-appealable, (iii) by written notice by GIO of Apeiron's uncured breach of a representation, warranty, or covenant contained in the Business Combination Agreement that would cause the related closing condition to not be satisfied; (iv) by written notice by Apeiron of GIO’s uncured breach of a representation, warranty, or covenant contained in the Business Combination Agreement that would cause the related closing condition to not be satisfied; (v) by Apeiron, if there shall have been a Material Adverse Effect on GIO and its subsidiaries following the date of the Business Combination Agreement which is uncured and continuing; and (v) by either Apeiron or GIO if Apeiron holds its stockholder meeting to approve the Business Combination Agreement and the Business Combination, and such approval is not obtained.

If the Business Combination Agreement is terminated, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to public announcements, confidentiality, the effect of termination, fees and expenses, the trust fund waiver and certain miscellaneous provisions) will terminate, and no party will have any further liability to any other party thereto, except in connection with fraud or for willful breach of the Business Combination Agreement prior to termination.

Trust Account Waiver

GIO, the Seller Representative and the Sellers agreed on behalf of themselves and their affiliates that neither they nor their affiliates will have any right, title, interest of any kind in or to any monies in Apeiron’s trust account held for its public stockholders (the “Trust Account”), and agreed not to, and waived any right to, make any claim against the Trust Account (including any distributions therefrom) other than in connection with the closing.

Governing Law

The Business Combination Agreement is governed by Delaware law and the parties are subject to exclusive jurisdiction of federal and state courts located in New York County, State of New York (and any appellate courts thereof). Any disputes under the Business Combination Agreement, other than claims for injunctive or temporary equitable relief or enforcement of an arbitration award, will be subject to arbitration by the American Arbitration Association, to be held in New York County, State of New York.

A copy of the Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement and the Transactions are qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed with this Current Report on Form 8-K in order to provide investors with information regarding its terms. It is not intended to provide any other factual information about Apeiron, GIO, or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the public disclosures of Apeiron.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to or in connection with the Business Combination Agreement (the “Ancillary Agreements”), but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Ancillary Agreements, copies of each of which are attached hereto as exhibits. Shareholders and other interested parties are urged to read such Ancillary Agreements in their entirety.

Voting Agreements

In connection with the execution of the Business Combination Agreement, Apeiron and GIO entered into Voting Agreements (the “Voting Agreements”) with certain GIO shareholders (the “GIO Insiders”). Under the Voting Agreements, the GIO Insiders agreed to vote all of their GIO ordinary shares in favor of the Business Combination Agreement, the transactions contemplated thereby and certain other related matters to be submitted to GIO shareholders for their approval. The GIO Insiders also agreed to take certain other actions in support of the Business Combination Agreement and related transactions and refrain from taking actions that would adversely affect such GIO Insiders’ ability to perform their obligations under the Voting Agreement. The Voting Agreements also prohibit transfers of the GIO shares held by the GIO Insiders between the date of the Voting Agreement and the Closing Date, except for certain permitted transfers set forth in the Voting Agreement.

A copy of the form of Voting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Voting Agreement is qualified in its entirety by reference thereto.

Lock-Up Agreements

In connection with the execution of the Business Combination Agreement, the GIO Insiders have agreed, subject to certain customary exceptions, not to (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Apeiron Class A Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Apeiron Class A Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, until the date that is one year after the Closing. Such restrictions will lapse if, commencing on the 180th day following Closing, the Trading Price of the Apeiron Class A Common Stock is greater than or equal to $12.00.

A copy of the form of Lock-Up Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Lock-Up Agreement is qualified in its entirety by reference thereto.

Non-Competition Agreements

In connection with the execution of the Business Combination Agreement, certain GIO shareholders (each, a “GIO Subject Party”) entered into a non-competition and non-solicitation agreement (the “Non-Competition and Non-Solicitation Agreements”), to become effective at the Closing, pursuant to which they agreed that, during the three-year period following the Closing, they will not (i) promote stem cell-based alternatives to donor blood; (ii) promote stem cell-based cosmetic skincare products, (iii) operate clinics that provide anti-aging stem-cell based treatment (other than in India, Mexico, Costa Rica and cities in the United States in which affiliates of the GIO Subject Party currently engage in such treatment as of the date of the Business Combination Agreement), or (iv) engage in clinical trials of post-COVID stem cell treatment.

Each GIO Subject Party also agreed not to solicit employees or customers of Apeiron, GIO and their respective affiliates.

A copy of the form of Non-Competition and Non-Solicitation Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Non-Competition and Non-Solicitation Agreement is qualified in its entirety by reference thereto.

Seller Registration Rights Agreements

In connection with the execution of the Business Combination Agreement, the GIO Insiders entered into a registration rights agreement, to become effective as of the Closing, pursuant to which Apeiron will provide registration rights to the GIO Insiders with respect to (i) the Apeiron Class A Common Shares issued to the GIO Insiders as Consideration at the Closing and (ii) any Earnout Shares that they receive after the Closing.

A copy of the form of Seller Registration Rights Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Seller Registration Rights Agreement is qualified in its entirety by reference thereto.

Forward-Looking Statements

This report contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding GIO and the Proposed Transaction and the future held by the respective management teams of Apeiron or GIO, the anticipated benefits and the anticipated timing of the Proposed Transaction, future financial condition and performance of GIO and expected financial impacts of the Proposed Transaction (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Proposed Transaction, financing transactions, if any, related to the Proposed Transaction, the level of redemptions of Apeiron’s public stockholders and the products and markets and expected future performance and market opportunities of GIO These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Apeiron’s securities, (ii) the risk that the Proposed Transaction may not be completed by Apeiron’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Apeiron, (iii) the failure to satisfy the conditions to the consummation of the Proposed Transaction, including, among others, the requirement that the definitive agreement related to the business combination between Apeiron and GIO (the “Business Combination Agreement”) and the transactions contemplated thereby be approved by the stockholders of Apeiron and by the stockholders of GIO, respectively, (iv) the failure to obtain regulatory approvals, as applicable, required to consummate the Proposed Transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the effect of the announcement or pendency of the Proposed Transaction on GIO's business relationships, operating results, and business generally, (vii) risks that the Proposed Transaction disrupts current plans and operations of GIO, (viii) the outcome of any legal proceedings that may be instituted against GIO or against Apeiron related to the Business Combination Agreement or the Proposed Transaction, (ix) the ability of Apeiron’s securities to once again become listed on a national securities exchange, (x) changes in the competitive market in which GIO operates, variations in performance across competitors, changes in laws and regulations affecting GIO's business and changes in the combined capital structure, (xi) the ability to implement business plans, growth, marketplace and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities, (xiii) the potential inability of GIO to achieve its business and customer growth, and (xiv) the ability of GIO to enforce its current or future intellectual property, along with potential claims of infringement by GIO of the intellectual property rights of others. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of Apeiron’s initial public offering prospectus filed with the SEC on November 10, 2021, Apeiron’s Annual Report on Form 10-K filed for the year ended December 31, 2021, as filed with the SEC on March 22, 2022 and subsequent periodic reports filed by Apeiron with the SEC, the Registration Statement to be filed by Apeiron in connection with the Proposed Transaction and other documents filed or to be filed by Apeiron from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and neither GIO nor Apeiron assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither GIO nor Apeiron gives any assurance that either GIO or Apeiron, or the combined company, will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Proposed Transaction”), Apeiron intends to file a registration statement on Form S-4 (as may be amended or supplemented from time to time, the “Form S-4” or the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement and a prospectus in connection with the Proposed Transaction. STOCKHOLDERS OF APEIRON ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTION. When available, the definitive proxy statement and other relevant documents will be mailed to the stockholders of Apeiron as of a record date to be established for voting on the Proposed Transaction. Stockholders and other interested persons will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, the Registration Statement and other documents filed by Apeiron with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov.

Apeiron’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: 175 Federal Street, Suite 875, Boston, MA 02110; email: apeiron@ershares.com. These documents, once available, can also be obtained, without charge, at the SEC’s website www.sec.gov.

Participants in the Solicitation

Apeiron, GIO and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Apeiron’s stockholders in connection with the Proposed Transaction. Apeiron’s stockholders and other interested persons may obtain more detailed information regarding the names, affiliations, and interests of certain of Apeiron executive officers and directors in the solicitation by reading Apeiron’s final prospectus filed with the SEC on November 10, 2021 in connection with Apeiron’s initial public offering (“IPO”), Apeiron’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 22, 2022 and Apeiron’s other filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction, which may, in some cases, be different from those of stockholders generally, will be set forth in the Registration Statement relating to the Proposed Transaction when it becomes available. These documents can be obtained free of charge from the source indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom.

Information Sources; No Representations

The communication furnished herewith has been prepared for use by Apeiron and GIO in connection with the transaction. The information therein does not purport to be all-inclusive. The information therein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Apeiron derived entirely from Apeiron and all information relating to the business, past performance, results of operations and financial condition of GIO derived entirely from GIO No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of the communication. To the fullest extent permitted by law in no circumstances will Apeiron or GIO, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of the this communication (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of GIO has been derived, directly or indirectly, exclusively from GIO and has not been independently verified by Apeiron. Neither the independent auditors of Apeiron nor the independent auditors of or GIO audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in the communication and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of the communication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of March 8, 2023, by and among Apeiron Capital Investment Corp., Apeiron Capital Sponsor LLC, GIO World Health Limited, Deven Patel, and the Sellers party thereto.

10.1	Form of Voting Agreement, dated as of March 8, 2023, by and among Apeiron Capital Investment Corp., GIO World Health Limited, and the Sellers party thereto.

10.2	Form of Lock-Up Agreement, dated as of March 8, 2023, by and among Apeiron Capital Investment Corp., Apeiron Capital Sponsor LLC, and the Sellers party thereto.

10.3	Form of Non-Competition Agreement, dated as of March 8, 2023, by and among Apeiron Capital Investment Corp., GIO World Health Limited, and the Sellers party thereto.

10.4	Form of Seller Registration Rights Agreement, dated as of March 8, 2023, by and among Apeiron Capital Investment Corp. and the Sellers party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apeiron Capital Investment Corp.

By:	/s/ Joel Shulman
	Name:	Joel Shulman
	Title:	Chief Executive Officer

Dated: March 14, 2023